

                                  NSAR ITEM 77O

                                 VK Utility Fund
                               10f-3 Transactions


  Underwriting #         Underwriting                  Purchased From         Amount of shares          % of         Date of
                                                                                  Purchased          Underwriting    Purchase


         1          Independent Energy ADS          Donaldson, Lufkin &              150,000             1.875%       07/24/98
                                                          Jenrette
                                                     Johnson Rice & Co.
                                                     Southcoast Capital
         2         Northeast Optic Network              First Boston                  60,000             1.333%       07/30/98
                                                    Warburg Dillion Read


Other Firms participating in Underwriting:


Underwriting for #1

Donaldson, Lufkin & Jenrette Securities Corporation
Johnson Rice & Company LLC
Southcoast Capital LLC
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
A.G. Edwards & Sons, Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & co. Incorporated
Prudential Securities Incorporated
Warburg Dillon Read LLC
Schroder & Co. Inc.
Smith Barney Inc.
J.C. Bradford & Co.
Fahnestock & Co. Inc.
Gaines, Berland Inc.
Harris Webb & Garrison, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Legg Mason wood Walker, Incorporated
McDonald & Company Securities, Inc
Morgan Keegan & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Raymond James & Associates, Inc
Sands Brothers & Co., Ltd.

Underwriting for #2

Credit Suisse First Boston Corporation
Warburg Dillon Read LLC
ABN AMRO Incorporated

CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
Everen Securities, Inc.
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Invemed Associates, Inc.
Kaufman Bros., L.P.
Kirkpatrick, Pettis, Smith, Polian Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Charles Schwab & Co., Inc.
SG Cowen Securities Corporation
Smith Barney Inc.
Webush Morgan Securities
Wheat First Securities, Inc.



                                  NSAR ITEM 77O

                       VKAC Great American Companies Fund
                               10f-3 Transactions


  Underwriting #                Underwriting                  Purchased From         Amount of shares       % of         Date of
                                                                                         Purchased       Underwriting    Purchase


         1                Republic Services, Inc.             Merrill Lynch                315,300            0.618%      06/30/98
         2              Fox Entertainment Group Inc.          Merrill Lynch                   1000            0.000%      11/10/98
                                                               Allen & Co.
                                                              Goldman Sachs
                                                              Raymond James
                                                                JP Morgan
                                                              Gerard Klauer


Other Firms participating in Underwriting:

Underwriting for #1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson  Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC

Underwriting for #1

PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.


Underwriting for #2

Merrill Lynch, Pierce, Fenner & Smith Inc
Allen & Company Inc
Goldman, Sachs & Co.
Morgan Stanley & Co. Inc
Bear, Stearns & Co. Inc
Donaldson, Lufkin & Jenrette Securities Corp
JP Morgan Securities Inc
NationsBanc Montgomery Securities LLC
Salomon Smith Barney Inc
ABN AMRO Inc
BT Alex Brown Inc
Credit Lyonnais Securities (USA) Inc
Credit Suisse First Boston Corp
AG Edwards & Sons, Inc
ING Barings Furman Selz LLC
Lazard Freres & Co. LLC
Lehman Brothers Inc
PaineWebber Inc
Prudential Securities Inc
Schroder & Co. Inc
TD Securities (USA) Inc
Warburg Dillion Read LLC
Wasserstein Ferella Securities Inc
Sanford C. Bernstein & Co. Inc
Blaylock & Partners LP
Chatsworth Securities LLC
Crowell, Weedon & Co
Dain Rauscher Inc
Doley Securities, Inc

Gerard Klauer Mattison & Co, Inc
Guzman & Co
Interstate/Johnson Lane Corp
Janney Montgomery Scott Inc
Legg Mason Wood Walker, Inc
May, Davis Group Inc
Neuberger Berman, LLC
Pryor, McClendon, Counts & Co
Raymond James & Associates, Inc
The Robinson-Humphrey Co, LLC
Sands Brothers & Co. Ltd
Tucker Anthony Inc
Utendahl Capital Partners
Wheat First Securities, Inc



                                  NSAR ITEM 77O

                               VK Prospector Fund
                               10f-3 Transactions

  Underwriting #                Underwriting                   Purchased From         Amount of shares        % of         Date of
                                                                                         Purchased         Underwriting    Purchase


         1                         Alstom                         ABN AMRO               600                 0.001%       06/22/98
         2                       Rhodia ADS                     Bear Stearns             100                 0.001%       06/25/98


Other Firms participating in Underwriting:


Underwriting for #1

Goldman Sachs International
Societe Generale
Morgan Stanely & Co. International Limited
Banque Nationale de Paris
Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenove & Co.
CDC Marches
Credit Lyonnais Securities
Deutsche Bank AG London
Generale Bank
Lehman Brothers International (Europe)
Merrill Lynch International

Underwriting for #2

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Interational
BT Alex. Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc
Societe Generale



                                  NSAR ITEM 77O
                                VKAC Growth Fund
                               10f-3 Transactions

  Underwriting #           Underwriting                     Purchased From        Amount of shares       % of         Date of
                                                                                     Purchased        Underwriting    Purchase


         1          United Road Services, Inc.       Donaldson, Lufkin & Jenrette     110,000            1.667%       05/01/98
         2             Young & Rubicam Inc.          Donaldson Lufkin & Jenrette       80,000            0.482%       05/12/98
         3         Professional Detailing, Inc.           Hambrecht & Quist             8,800            0.314%       05/19/98
         4          Capstar Broadcasting Corp.               First Boston              26,300            0.085%       05/26/98
         5                Broadcast.com                   Hambrecht & Quist             1,900            0.076%       07/16/98
         6            Cyberian Outpost, Inc.                  Alex Brown               10,100            0.253%       07/31/98
         7                  Softworks                         Soundview               180,000            4.286%       08/04/98
                             Raymond James
         8             Ticketmaster Online-               Robertson Stephens           15,300            0.219%       12/02/98
                         CitySearch, Inc                     Bear Stearns
                                  DLJ


Other Firms participating in Underwriting:

Underwriting for #1

Bear, Stearns & Co., Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Incorporated
Allen & Company Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Sands Brothers & Co., Ltd.
Advest, Inc.
Robert W. Baird & Co. Incorporated
George K. Baum & Company
William Blair & Company, LLC
J.C. Bradford & Co.
Burnham Securities Inc.
Chatsworth Securities, LLC
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
GS2Securities, Inc.
Hanifen, Imhoff Inc.
Hoak Breedlove Wesneski & Co.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co., Incorporated

Edward D. Jones & Co., LP
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co., Inc.
Needham & Company, Inc.
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Roney & Co. LLC
Ryan, Beck & Co.
Sanders Morris Mundy
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker anthony Incorporated
C.E. Unterberg, Towbin


Underwriting for #2

Morgan Stanley & Co. Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #3

BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.


Underwriting for #4

Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

Underwriting for #5

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
BancAmerica Robertson Stephens
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Hoak Breedlove Wesneski & Co.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company,Inc.
Paine Webber Incorporated
Brad Peery Inc.
Ragen MacKenzie Incorporated

Sanders Morris Mundy Inc.
C.E. Unterberg, Towbin
Wedbush Morgan Securities

Underwriting for #6

BT Alex. Brown Incorporated
NationsBanc Montgomery Securities LLC
Dain Rauscher Wessels
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Adams, Harkness & Hill, Inc.
Advest, Inc.
Gerard Klauer Mattison & Co., Inc.
Legg Mason Wood Walker, Incorporated
Pennsylvania Merchant Group
Soundview Financial Group, Inc.
C.E. Unterberg, Towbin
Van Kasper & Company
Wheat  First Union
Wit Capital Corporation

Underwriting for #7

SoundView Financial Group, Inc.
Raymond James & Associates, Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation

Underwriting for #7

Hambrecht & Quist LLC
ING Baring Furman Selz LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation
Smith Barney Inc.
Dain Rauscher Wessels
First Albany Corporation
Friedman, Billings, Ramsey & Co., Inc.
Hanifen, Imhoff Inc.
Needham & Company, Inc.
Preferred Capital Markets, Inc.
C.E. Unterberg, Towbin
Wheat First Securities, Inc.

Underwriting for #8

NationsBanc Montgomery Securities LLC
Allen & Company Inc
BancBoston Robertson Stephens
Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
BT Alex. Brown Inc
CIBC Oppenheimer Corp
SG Cowen Securities Corp
ING Baring Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lazard Freres & Co
Morgan Stanley & Co. Inc
Salomon Smith Barney Inc
Wasserstein Perella Securities Inc
Cruttenden Roth Inc
Dain Rauscher Wessels
Jefferies & Company
John G. Kinnard & Company, Inc

Volpe Brown Whelan & Company LLC
H.C. Wainwright & Co. Inc
Wit Capital Corporation


                                  NSAR ITEM 77O

                              VK Mid Cap Value Fund
                               10f-3 Transactions

  Underwriting #           Underwriting                  Purchased From         Amount of shares        % of          Date of
                                                                                    Purchased        Underwriting     Purchase


         1          Capstar Broadcasting Corp.        Salomon Smith Barney            300                0.001%        05/26/98
         2                  Rhodia ADS                    Bear Stearns                100                0.001%        06/25/98
         3              The Mony Group Inc               Goldman Sachs               3000                0.027%        11/10/98
                                                              DLJ
                                                      Salomon Smith Barney
         4           Computer Literacy, Inc.             NB Montgomery                300                0.010%        11/19/98
                                                         Piper Jaffray
                                                          Needham & Co


Other Firms participating in Underwriting:

Underwriting for # 1
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

Underwriting for #2

Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Interational
BT Alex. Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas

Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc
Societe Generale


Underwriting for #3

Goldman, Sachs & Co
Donaldson, Lufkin & Jenrette Securities Corp
Morgan Stanley & Co. Inc
Salomon Smith Barney Inc
Allen & Company Inc
Robert W. Baird & Co. Inc
CIBC Oppenheimer Corp
Chasworth Securities LLc
Conning & Company
Doley Securities, Inc
AG Edwards & Sons, Inc
Fox-Pitt Kelton Inc
Edward D. Jones & Co., LP
Legg Mason Wood Walker, Inc
Schroder & Co.Inc.
Stephens Inc

Underwriting for #4

NationsBanc Montgomery Securities LLC
Piper Jaffray Inc
Needham & Company, Inc
BancBoston Robertson Stephens Inc
BT Alex. Brown Inc
Hambrecht & Quist LLC
Morgan Stanley & Co. Inc

Adams, Harkness & Hill, Inc
Cruttenden Roth Inc
Dain Rauscher Wessels
John G. Kinnard & Co, Inc
CE Unterber, Towbin
Volp[e Brown Whelan & Company, LLC
H. C. Wainwright & Co., Inc.


                                  NSAR ITEM 77O
                                VKAC Growth Fund
                               10f-3 Transactions

  Underwriting #            Underwriting                     Purchased From            Amount of shares      % of         Date of
                                                                                          Purchased       Underwriting    Purchase


         1           United Road Services, Inc.       Donaldson, Lufkin & Jenrette       110,000            1.667%       05/01/98
         2              Young & Rubicam Inc.          Donaldson Lufkin & Jenrette         80,000            0.482%       05/12/98
         3          Professional Detailing, Inc.           Hambrecht & Quist               8,800            0.314%       05/19/98
         4           Capstar Broadcasting Corp.               First Boston                26,300            0.085%       05/26/98
         5                 Broadcast.com                   Hambrecht & Quist               1,900            0.076%       07/16/98
         6             Cyberian Outpost, Inc.                  Alex Brown                 10,100            0.253%       07/31/98
         7                   Softworks                         Soundview                 180,000            4.286%       08/04/98
                              Raymond James
         8              Ticketmaster Online-               Robertson Stephens             15,300            0.219%       12/02/98
                          CitySearch, Inc                     Bear Stearns
                                   DLJ



Other Firms participating in Underwriting:

Underwriting for #1

Bear, Stearns & Co., Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Incorporated
Allen & Company Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Sands Brothers & Co., Ltd.
Advest, Inc.
Robert W. Baird & Co. Incorporated
George K. Baum & Company
William Blair & Company, LLC
J.C. Bradford & Co.
Burnham Securities Inc.
Chatsworth Securities, LLC
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
GS2Securities, Inc.
Hanifen, Imhoff Inc.
Hoak Breedlove Wesneski & Co.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co., Incorporated

Edward D. Jones & Co., LP
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co., Inc.
Needham & Company, Inc.
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Roney & Co. LLC
Ryan, Beck & Co.
Sanders Morris Mundy
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker anthony Incorporated
C.E. Unterberg, Towbin


Underwriting for #2

Morgan Stanley & Co. Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #3

BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.


Underwriting for #4

Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

Underwriting for #5

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
BancAmerica Robertson Stephens
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Hoak Breedlove Wesneski & Co.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company,Inc.
Paine Webber Incorporated
Brad Peery Inc.
Ragen MacKenzie Incorporated
 Underwriting for #5 (cont)

Sanders Morris Mundy Inc.
C.E. Unterberg, Towbin
Wedbush Morgan Securities

Underwriting for #6

BT Alex. Brown Incorporated
NationsBanc Montgomery Securities LLC
Dain Rauscher Wessels
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Adams, Harkness & Hill, Inc.
Advest, Inc.
Gerard Klauer Mattison & Co., Inc.
Legg Mason Wood Walker, Incorporated
Pennsylvania Merchant Group
Soundview Financial Group, Inc.
C.E. Unterberg, Towbin
Van Kasper & Company
Wheat  First Union
Wit Capital Corporation

Underwriting for #7

SoundView Financial Group, Inc.
Raymond James & Associates, Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation

Underwriting for #7

Hambrecht & Quist LLC
ING Baring Furman Selz LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation
Smith Barney Inc.
Dain Rauscher Wessels
First Albany Corporation
Friedman, Billings, Ramsey & Co., Inc.
Hanifen, Imhoff Inc.
Needham & Company, Inc.
Preferred Capital Markets, Inc.
C.E. Unterberg, Towbin
Wheat First Securities, Inc.

Underwriting for #8

NationsBanc Montgomery Securities LLC
Allen & Company Inc
BancBoston Robertson Stephens
Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
BT Alex. Brown Inc
CIBC Oppenheimer Corp
SG Cowen Securities Corp
ING Baring Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lazard Freres & Co
Morgan Stanley & Co. Inc
Salomon Smith Barney Inc
Wasserstein Perella Securities Inc
Cruttenden Roth Inc
Dain Rauscher Wessels
Jefferies & Company
John G. Kinnard & Company, Inc
Underwriting for #8 (cont)

Volpe Brown Whelan & Company LLC
H.C. Wainwright & Co. Inc
Wit Capital Corporation


                                  NSAR ITEM 77O

                           VKAC Aggressive Growth Fund
                               10f-3 Transactions

  Underwriting #                Underwriting                   Purchased From         Amount of shares        % of        Date of
                                                                                         Purchased         Underwriting   Purchase


         1                 HA-LO Industries, Inc.               First Boston              20,000              0.364%       05/13/98
         2              Professional Detailing, Inc.           William Blair              16,200              0.579%       05/19/98
         3              Cal Dive International, Inc.           Raymond James              25,000              1.003%       05/21/98
         4            National Equipment Services, Inc.        Salomon Smith              75,000              1.071%       07/14/98
                                                                   Barney
                                                               William Blair
         5                      Broadcast.com               Donaldson, Lufkin &            3,600              0.144%       07/16/98
                                                                  Jenrette
         6                 Cyberian Outpost, Inc.                Montgomery               19,900              0.498%       07/31/98
                                                                 Securities
                                                               Dain Rauscher
         7                 Computer Literacy, Inc.             NB Montgomery              59,700              1.990%       11/19/98
         8                   E-TEK Dynamics Inc.               Goldman Sachs              35,000              0.700%       12/01/98
                                                           Dain Rauscher Wessels
                                                               NB Montgomery
         9                  Ticketmaster Online-               NB Montgomery              34,700              0.496%       12/02/98
                              CitySearch, Inc.                  Allen & Co.
        10                     CSK Auto Corp.                       DLJ                   50,000              0.714%       12/08/98
                                                               Merrill Lynch
                                                                Furman Selz
                                                                Lehman Bros.
                                                            Salomon Smith Barney



Other Firms participating in Underwriting:


Underwriting for #1

Morgan Stanley & Co. Incorporated
Simmons & Company International
Gaines, Berland Inc.
Jefferies & Company, Inc.
Sanders Morris Mundy Inc.
Van Kasper & Company

Underwriting for #2

Morgan Stanley & Co. Incorporated
William Blair & Company, LLC
Hambrecht & Quist LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #3

Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.
Simmons & Company International
Gaines, Berland Inc.
Jefferies & Company, Inc.
Sanders Morris Mundy Inc.
Van Kasper & Company

Underwriting for #4

Smith Barney Inc.
William Blair & Company, LLC
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC
ABN AMRO Incorporated
BancAmerica Robertson Stephens
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc
Merrill Lynch, Pierce, Fenner & smith Incorporated
Morgan Stanley & Co. Incorporated
George K. Baum & company
Janney Montgomery Scott Inc.
C.L. King & Associates
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Wheat First Union

Underwriting for #5

Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
BancAmerica Robertson Stephens
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Hoak Breedlove Wesneski & Co.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.
Edward D. Jones & Co., LP
Morgan Keegan & Company, Inc.
PaineWebber Incorporated
Brad Peery Inc.
Ragen MacKenzie Incorporated
Sanders Morris Mundy Inc.
C.E. Unterberg, Towbin
Wedbush Morgan Securities

Underwriting for #6

BT Alex. Brown Incorporated
NationsBanc Montgomery Securities LLC
Dain Rauscher Wessels
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Adams, Harkness & Hill, Inc.
Advest, Inc.
Gerard Klauer Mattison & Co., Inc.
Legg Mason Wood Wlaker, Incorporated
Pennsylvania Merchant Group

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Underwriting for #6 (cont)


Soundview Financial Group, Inc
C.E. Unterberg, Towbin
Van Kasper & Company
Wheat First Union
Wit Capital Corporation

Underwriting for #7

NationsBanc Montgomery Securities LLC
Piper Jaffray Inc.
Needham & Company, Inc
BancBoston Robertson Stephens Inc.
BT Alex. Brown Incorporated
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Adams, Harkness & Hill, Inc.
Cruttenden Roth Incorporated
Dain Rauscher Wessels
John G. Kinnard & Company, Incorporated
C.E. Unterberg, Towbin
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.


Underwriting for #8

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Dain Rauscher Wessels
NationsBanc Montgomery Securities LLC
Advest, Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Hambrecht & Quist, LLC
HSBC Securities, Inc.
Edward D. Jones & Co., LP
Lehman Brothers Inc.

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Underwriting for #8

Salomon Smith Barney Inc
Warburg Dillion Read LLC


Underwriting for #9

NationsBanc Montgomery Securities LLC
Allen & Company Incorporated
BancBoston Robertson Stephens
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
SG Cowen Securities Corporation
ING Baring Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
Wasserstein Perella Securities Inc.
Cruttenden Roth Incorporated
Dain Rauscher Wessels
Jefferies & Company
John G. Kinnard & Company, Inc
Volpe Brown Whelan & Company, LLC
HC Wainwright & Co. Inc
Wit Capital Corporation


Underwriting for #10

Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
ING Baring Furman Selz LLC
Lehman Brothers Inc
Morgan Stanley & Co. Inc
Salomon Smith Barney Inc.